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                                   AMERICA'S

                                 UTILITY FUND

                 [LOGO OF AMERICA'S UTILITY FUND APPEARS HERE]

                                   NINETEEN

                                  NINETY-NINE

                                  SEMIANNUAL

                                    REPORT




                 [LOGO OF AMERICA'S UTILITY FUND APPEARS HERE]


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To our shareholders:

  On behalf of all the associates at Mentor Investment Group, we would like to take this opportunity to thank you for your investment in the America's Utility Fund. This Semiannual Report reaffirms our commitment to our shareholders and details the financial performance of these investments for the period ended June 30, 1999.
  Founded in 1970, Mentor Investment Group is an investment advisory firm with more than $15 billion under management. We pride ourselves on a strong heritage of providing quality service and a variety of investment choices that help meet our shareholders' financial objectives by offering mutual funds and separately invested portfolios.
  In the commentary that follows, Mentor's investment team presents insightful perspectives on the markets and strategies that shaped their investment decisions for the past fiscal year. Our investment teams operate with these priorities:
  Focus--In most money management companies, each investment manager has multiple responsibilities. At Mentor, our investment managers are singularly focused on enhancing the value of their portfolios. This means that you can be assured of a consistent, proven approach to developing a winning financial strategy.
  Opportunities--By offering six different management styles, portfolio diversification is simplified. These multiple styles give investors the tools for long-term investment success through diversification and accommodation of changing investment needs.
  Service--To help serve our shareholders, Mentor has a fully dedicated Investor Relations Center. Our Relationship Coordinators are professionally trained and licensed to serve clients' needs.
  Technology--Abreast of the most advanced technology and using the latest analytical tools, our investment managers have the ability to survey the financial markets and make informed investment decisions about the best places to invest.

  We, at Mentor, are honored to be a partner in the management of your financial assets. Mentor Investment Group provides diversified investment styles and services to over one million shareholders. We serve individuals,

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corporations, endowments, foundations, public funds and municipalities. To learn more about Mentor, please contact your consultant or call us at (800) 382-0016.

Important News for Shareholders

  Shareholders of record as of August 17, 1999 will receive a Proxy/Prospectus Statement outlining several changes that have been approved by the Fund's Trustees. The first proposal requests that shareholders consider and vote on the conversion of the Fund to a series of Evergreen Equity Trust, a Delaware business trust. The second proposal requests that shareholders consider the adoption of standardized investment restrictions, which will provide consistency and flexibility throughout the Evergreen fund family. The third proposal requests that shareholders consider and act upon an Agreement and Plan of Reorganization whereby all of the assets of the Fund would be acquired by Evergreen Utility Fund.
  Please note that the current investment advisors to the Fund will continue to manage the portfolio in the near future.
  We look forward to making the Mentor formula work for you, and to a mutually beneficial relationship.

Sincerely,



/s/ Daniel J. Ludeman                 /s/ Paul F. Costello

Daniel J. Ludeman                     Paul F. Costello
Chairman                              President



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Management Discussion

by Doris A. Kelley-Watkins and Matthew D. Finn
Portfolio Managers

  For the six months ended June 30, 1999, America's Utility Fund had a return of 0.86%. During the same period, the Standard & Poor's Utility Index returned 1.17%, while the average utilities mutual fund had a return of 7.02%, according to Lipper Inc., an independent monitor of mutual fund performance.
  The first six months of 1999 provided muted returns for investors in traditional utility stocks. At the same time, telephone and telecommunications equipment stocks continued to perform well, fueled by expanding demand for communications services and systems.
  During the first quarter, investors tended to bypass gas and electric utilities in favor of more growth-oriented stocks. In the second quarter, rising interest rates held back electric utility stocks, which traditionally have moved in sympathy with the bond market. Throughout the period, the effects of an unusually warm winter in northern sections of the country pressured performance of gas-related stocks.

Portfolio Focus
  The present portfolio management team took responsibility for the Fund in late June 1999. The team focuses primarily on the stocks of regulated electric, telephone and natural gas industries plus non or less regulated companies with businesses in the same sectors.
  This universe of companies is continually evaluated for stocks which the team believes have good long-term prospects that are selling at reasonable valuations. While the heaviest weightings in the portfolio may be in the stocks offering the greatest growth (currently telecommunications), there will be diversity within the portfolio reflecting the best growth opportunities from the utility universe.

Portfolio Changes
  In implementing its investment discipline, the portfolio management team has emphasized telecommunications companies, which are forecast to have greater relative growth. Telecom-related acquisitions included: AT&T Corp. and Bell Atlantic Corp.
  The Fund added two electric utility names: Niagara-Mohawk Holdings Inc., and PacifiCorp.

Outlook
  We believe telecommunication companies will continue to offer greater growth opportunity on average,

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and Analysis


when compared with electric or natural gas companies. However we believe close scrutiny of telecom shares is called for, in part because of the explosive demand for telecom services which requires increased capital spending to satisfy. Should interest rates rise materially, greater than anticipated costs to some telecom companies could result.
  For electric power companies, we expect continued movement toward competition, less regulation, more mergers and acquisitions and financial restructuring, all of which can be favorable for shareholder interests.
  Among gas stocks, we expect continued consolidation and convergence between gas and electric companies. The last several heating seasons have been lackluster resulting in earnings pressure. The impact of weather on performance for these stocks remains an important variable. Successful business diversification can neutralize this concern and lift investment appeal of gas stocks.
  Fundamental change is occurring within the utility universe; the greatest of all being the introduction of competition. This has created and will likely continue to create tremendous investment opportunity, albeit problematic.

Top 5 Industries*
(as a percentage of net assets)

Utilities -- Electric             38.5%
Utilities -- Telephone            23.7%
Oil/Energy                         4.8%
Communication Systems & Services   3.5%
Utilities -- Gas                   3.3%

Top Ten Long Term Holdings*
(as a percentage of net assets)

Bell Atlantic Corp.         4.5%
Ameritech Corp.             4.4%
SBC Communications, Inc.    4.4%
GTE Corp.                   3.9%
Enron Corp.                 3.7%
MCI WorldCom, Inc.          3.5%
Sprint Corp.                3.2%
Potomac Electric Power Co.  3.1%
Firstenergy Corp.           2.8%
DPL Inc.                    2.8%

* Portfolio composition subject to change.
 Must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.
 The S & P Utility is an unmanaged index which does not include transaction costs associated with buying and selling securities nor any management fees. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

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America's Utility Fund, Inc.
Schedule of Investments
June 30, 1999 (Unaudited)

 Shares           Common Stocks - 91.9%               Value
 ------           ---------------------               -----
         Banks - 1.4%
         ------------
  60,500 SouthTrust Corp.                          $  2,321,688
                                                   ------------
         Building, Construction & Furnishings - 0.9%
         -------------------------------------------
  53,400 Sherwin Williams Co.                         1,481,850
                                                   ------------
         Communication Systems & Services - 3.5%
         ---------------------------------------
  66,921 MCI WorldCom, Inc.*                          5,759,389
                                                   ------------
         Energy - 2.0%
         -------------
 170,000 Questar Corp.                                3,251,250
                                                   ------------
         Finance & Insurance - 1.2%
         --------------------------
  29,800 Federal National Mortgage Assoc.             2,037,575
                                                   ------------
         Food & Beverage Products - 2.0%
         -------------------------------
 108,600 Sysco Corp.                                  3,237,638
                                                   ------------
         Healthcare Products & Services - 2.6%
         -------------------------------------
  30,000 Bristol-Myers Squibb Co.                     2,113,125
  21,500 Johnson & Johnson                            2,107,000
                                                   ------------
                                                      4,220,125
                                                   ------------
         Industrial Specialty Products & Services - 2.8%
         -----------------------------------------------
 253,800 DPL, Inc.                                    4,663,575
                                                   ------------
         Oil/Energy - 4.8%
         ----------------
  30,000 Consolidated Natural Gas Co.                 1,822,500
  74,000 Enron Corp.                                  6,049,500
                                                   ------------
                                                      7,872,000
                                                   ------------
         Retailing & Wholesale - 1.0%
         ----------------------------
  31,200 W.W. Grainger, Inc.                          1,678,950
                                                   ------------
         Telecommunication Services & Equipment - 1.7%
         ---------------------------------------------
  19,293 Telefonica de Espana SA de CV, ADR (a)       2,838,527
                                                   ------------
         Utilities - Electric - 38.5%
         ----------------------------
  94,100 Allegheny Energy, Inc.                       3,017,081
  78,800 Duke Power Co.                               4,284,750
  77,000 Eastern Utilities Associates                 2,242,625
  82,000 Endesa SA, ADS (a)                           1,742,500
 150,600 Firstenergy Corp.                            4,668,600
  67,000 FPL Group, Inc. (a)                          3,659,875
  73,810 Gener S A (a)                                1,310,128
  77,600 GPU, Inc.                                    3,273,750
 165,700 LG & E Energy Corp. (a)                      3,479,700
  90,800 New Century Energies, Inc. (a)               3,524,175
 219,000 Niagara Mohawk Holdings, Inc.*               3,517,687
 120,600 Nisource, Inc. (a)                           3,112,987
 150,800 Northern State Power Corp.                   3,647,475
 211,000 PacifiCorp                                   3,877,125
 171,400 Potomac Electric Power Co.                   5,045,587
  89,700 Scana Corp.                                  2,096,738
 142,710 Sempra Energy (a)                            3,228,814
 161,500 Southern Co. (a)                             4,279,750
 154,600 Teco Energy, Inc. (a)                        3,517,150
                                                   ------------
                                                     63,526,497
                                                   ------------
         Utilities - Gas - 3.3%
         ----------------------
  93,000 Keyspan Corp.                                2,452,875
  78,000 NICOR, Inc.                                  2,968,875
                                                   ------------
                                                      5,421,750
                                                   ------------

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America's Utility Fund, Inc.
Schedule of Investments (continued)
June 30, 1999 (Unaudited)

   Shares                                                        Value
   ------                                                        -----
            Utilities - Telephone - 23.7%
            -----------------------------
    100,000 Ameritech Corp.                                   $  7,350,000
     74,900 AT&T Corp.                                           4,180,356
    112,800 Bell Atlantic Corp. (a)                              7,374,300
     84,000 GTE Corp.                                            6,363,000
    124,000 SBC Communications, Inc.                             7,192,000
     99,200 Sprint Corp.                                         5,239,000
     24,800 Sprint Corp. (PCS Group)*                            1,416,700
                                                              ------------
                                                                39,115,356
                                                              ------------
            Utilities - 2.5%
            ----------------
    156,700 Western Resources, Inc.                              4,172,137
                                                              ------------
            Total Common Stocks
              (cost $106,121,368)                             $151,598,307
                                                              ------------
            Preferred Stocks - 0.3%
            -----------------------
            Banks - 0.3%
            ------------
     20,000 BankAmerica Capital I, 7.75%
             (cost $500,000)                                       502,500
                                                              ------------
 Principal
   Amount
 ---------
            Corporate Bonds - 4.2%
            ----------------------
            Utilities - Electric - 4.2%
            ---------------------------
 $2,000,000 Appalachian Power Co. 7.38%, 8/15/2002               2,005,334
  1,250,000 Duke Energy Co. (a) 8.00%, 11/1/1999                 1,257,285
  2,000,000 Texas Utilities Electric Co. 8.25%, 4/1/2004         2,138,454
  1,500,000 Wisconsin Public Service Corp. 7.30%, 10/1/2002      1,545,019
                                                              ------------
            Total Corporate Bonds
              (cost $6,921,782)                                  6,946,092
                                                              ------------
            Short-Term Investments - 23.2%
            ------------------------------
            U.S. Government Agency Obligations - 3.3%
            -----------------------------------------
  5,450,000 Federal Farm Credit Bank Discount Notes 4.60%,
              7/1/1999                                           5,450,000
                                                              ------------
            Money Market Shares - 19.9%
            ---------------------------
 32,883,291 Navigator Prime Portfolio(b)                        32,883,291
                                                              ------------
            Total Short-Term Investments
              (cost $38,333,291)                                38,333,291
                                                              ------------
            Total Investments - 119.6%
              (cost $151,876,441)                              197,380,190
            Other Assets and Liabilities - (19.6%)             (32,328,121)
                                                              ------------
            Net Assets - 100.00%                              $165,052,069
                                                              ============

 * Non-income producing securities.
(a) All or a portion of this security is on loan.
(b) Represents investment of cash collateral received for securities on loan.

Summary of Abbreviations
ADRAmerican Depository Receipts
ADSAmerican Depository Shares

See Notes to Financial Statements.

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Statement of Assets and Liabilities
June 30, 1999 (Unaudited)

Assets
Identified cost of securities                 $151,876,441
Net unrealized gains on securities              45,503,749
                                              ------------
Market value of securities                     197,380,190
Receivable for Fund shares sold                     16,844
Dividends and interest receivable                  551,570
Prepaid expenses and other assets                  159,019
                                              ------------
 Total assets                                  198,107,623
                                              ------------
Liabilities
Payable for Fund shares redeemed                    52,146
Payable for securities on loan                  32,883,291
Due to custodian bank                               58,542
Accrued expenses and other liabilities              61,575
                                              ------------
 Total liabilities                              33,055,554
                                              ------------
Net Assets                                    $165,052,069
                                              ============
Net Assets represented by
Paid-in capital                               $118,879,365
Undistributed net investment income                102,494
Accumulated net realized gains on securities       566,461
Net unrealized gains on securities              45,503,749
                                              ------------
 Total net assets                             $165,052,069
                                              ============
Net Asset Value per Share                     $      30.99
                                              ============
Shares Outstanding                               5,325,802

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Financial Highlights
(For a share outstanding throughout each period)

Net asset value, beginning of period
Income from investment operations
 Net investment income
 Net realized and unrealized gains or losses on securities
 Total from investment operations
Distributions to shareholders from
 Net investment income
 Net realized gains
 Total distributions
Net asset value, end of period
Total return
Ratios and supplemental data
Net assets, end of period (millions)
Ratios to average net assets
 Expenses
 Net investment income
Portfolio turnover rate

+Annualized.

See Notes to Financial Statements.

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America's Utility Fund, Inc.
Statement of Operations
Six Months Ended June 30, 1999 (Unaudited)

Investment income
 Dividends (net of foreign withholding taxes of $20,913) $2,686,442
 Interest                                                   449,261
                                                         ----------
 Total investment income                                  3,135,703
                                                         ----------
Expenses
 Advisory fee                                               203,158
 Administrative services fees                               316,087
 Transfer agent fee                                         231,645
 Distribution plan expenses                                 199,710
 Trustees' fees and expenses                                  2,653
 Other                                                       62,253
                                                         ----------
 Total expenses                                           1,015,506
                                                         ----------
Net investment income                                     2,120,197
                                                         ----------
Net realized and unrealized losses on securities
 Net realized losses on securities                         (584,451)
 Net change in unrealized losses on securities             (282,374)
                                                         ----------
 Net realized losses on securities                         (866,825)
                                                         ----------
 Net increase in net assets resulting from operations    $1,253,372
                                                         ==========


See Notes to Financial Statements.

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
Six Months Ended                 Year Ended December 31,
 June 30, 1999                   -----------------------
  (Unaudited)         1998          1997          1996          1995          1994
----------------      ----          ----          ----          ----          ----
     $31.12          $29.03        $25.07        $24.72        $19.50        $ 23.54
     ------          ------        ------        ------        ------        -------
       0.40            0.76          0.92          0.98          0.96           0.96
      (0.15)           3.65          4.79          0.33          5.22          (4.04)
     ------          ------        ------        ------        ------        -------
       0.25            4.41          5.71          1.31          6.18          (3.08)
     ------          ------        ------        ------        ------        -------
      (0.38)          (0.76)        (0.96)        (0.96)        (0.96)         (0.96)
          0           (1.56)        (0.79)            0             0              0
     ------          ------        ------        ------        ------        -------
      (0.38)          (2.32)        (1.75)        (0.96)        (0.96)         (0.96)
     ------          ------        ------        ------        ------        -------
     $30.99          $31.12        $29.03        $25.07        $24.72        $ 19.50
     ======          ======        ======        ======        ======        =======
       0.86%          15.47%        23.31%         5.46%        32.30%       (13.10%)
     $  165          $  168        $  157        $  144        $  163        $   125
       1.27%+          1.31%         1.21%         1.27%         1.21%          1.21%
       2.65%+          2.71%         3.46%         3.90%         4.40%          4.66%
         10%             11%           26%           24%           28%            29%


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America's Utility Fund, Inc.
Statements of Changes in Net Assets

                                             June 30, 1999     Year Ended
                                              (Unaudited)   December 31, 1998
                                             -------------  -----------------
Operations
 Net investment income                       $  2,120,197     $  4,252,792
 Net realized gains or losses on securities      (584,451)       7,218,482
 Net change in unrealized gains or losses on
   securities                                    (282,374)      11,651,258
                                             ------------     ------------
Net increase in net assets resulting from
  operations                                    1,253,372       23,122,532
                                             ------------     ------------
Distributions to Shareholders from
 Net investment income                         (2,023,121)      (4,247,374)
 Net realized gains                                     0       (7,764,700)
                                             ------------     ------------
 Total distributions to shareholders           (2,023,121)     (12,012,074)
                                             ------------     ------------
Capital Share Transactions
 Proceeds from shares sold                      4,158,007       10,490,427
 Payment for shares redeemed                   (8,470,293)     (21,767,705)
 Net asset value of shares issued in
   reinvestment of distributions                1,905,577       11,341,961
                                             ------------     ------------
Net increase (decrease) in net assets
  resulting from capital share transactions    (2,406,709)          64,683
                                             ------------     ------------
 Total increase (decrease) in net assets       (3,176,458)      11,175,141
Net Assets
 Beginning of period                          168,228,527      157,053,386
                                             ------------     ------------
 End of period                               $165,052,069     $168,228,527
                                             ============     ============
 Undistributed net investment income         $    102,494     $      5,418
                                             ============     ============

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America's Utility Fund, Inc.
Notes to Financial Statements (Unaudited)

1. Organization

America's Utility Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund was organized as a Maryland corporation on January 28, 1992. On February 14, 1992 (initial investment date), the Fund sold 500,000 shares of common stock to Dominion Resources, Inc. for $10,000,000. The Fund commenced sales to the public on May 5, 1992.

The Fund's investment objective is to seek current income and moderate capital growth by investing primarily in securities issued by utility companies. The Fund's investments in utility companies may include equity securities, (common and preferred stocks) and debt securities.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Fund values securities traded on NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price.

Corporate bonds are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities, which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value as determined in good faith according to procedures established by the Board of Directors. Short-term securities with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements The Fund may invest in repurchase agreements. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchased agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Directors.

C. Security Transactions and Investment Income Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and

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amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

D. Federal Taxes The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund will not incur any federal income tax liability to the extent it distributes all of its net investment company taxable income and net capital gains, if any, to their shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provisions for federal taxes are required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

E. Distributions Distributions from net investment income are declared and paid quarterly. Capital gains are distributed annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date. Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

F. Securities Lending In order to generate income and offset expenses, the Fund may lend portfolio securities to brokers, dealers and other financial organizations. The Fund's investment advisor will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 331/3% of the Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. The Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect the Fund and its investors. A fund may pay fees in connection with such loans.

3. Capital Share Transactions

As of June 30, 1999, the Fund had 500,000,000 shares of $0.0001 par value capital stock authorized. Transactions in shares of the Fund were as follows:

                                  Six Months Ended    Year Ended
                                   June 30, 1999   December 30, 1999
                                  ---------------- -----------------
Shares sold                            138,595          350,374
Shares redeemed                       (282,393)        (724,206)
Shares issued in reinvestment of
  distributions                         64,345          369,078
                                      --------         --------
Net decrease                           (79,453)          (4,754)
                                      ========         ========

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Notes to Financial Statements (Unaudited) (continued)

4. Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $14,700,606 and $16,530,099, respectively.

During the six months ended June 30, 1999, the Fund loaned securities to certain brokers who paid the Funds a negotiated lenders' fee. These fees are included in interest income. At June 30, 1999, the value of securities on loan was $31,895,663 and the value of collateral was $32,883,291.

During the six months ended June 30, 1999, the Fund earned $17,411 in income from securities lending.

5.  Investment Advisory Agreement and Other Affiliated Transactions

Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment manager to the Fund. Mentor Advisors is a wholly owned subsidiary or Mentor Investment Group, LLC ("Mentor") which is in turn a partially owned subsidiary of Wheat First Union. EVEREN Capital Corporation ("EVEREN") owns 20% of the outstanding interest in Mentor. Mentor Advisors receives for its services an investment management fee expressed as a percentage of the average daily net assets of the Fund as follows: 0.75% of the first $5 million of average daily net assets, 0.50% of the next $5 million, 0.25% of the next $90 million, 0.20% of the next $100 million, 0.15% of the next $100 million and 0.10% of the average daily net assets in excess of $300 million.

Prior to June 21, 1999, Mentor provided administrative personnel and services to the Fund. The Fund paid Mentor a fee at the annual rate of 0.65% of the Fund's average daily net assets, less the amount of any management fees paid to Mentor Advisors.

Effective June 21, 1999, Evergreen Investment Services ("EIS"), a subsidiary of First Union Corporation ("First Union"), became the administrator. As administrator, EIS provides the Fund with facilities, equipment and personnel. The fees and rates paid to EIS for administrative services have remained unchanged from the fees paid to Mentor.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

6. Distribution Plans

The Fund has entered into a Shareholder Services Agreement with Mentor, pursuant to which Mentor, itself through America's Utility Fund Service Company ("AUFSC"), or through other financial institutions, provided shareholder support services to the Fund and its shareholders. The Fund pays Mentor a fee at an annual rate of 0.25% of the Fund's average daily net assets.

7. Concentration of Risk

The Fund invests a substantial portion of its assets in issuers in the utilities industry, therefore, it may be more affected by economic and political developments in that industry than would be a comparable general equity fund.


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8. Additional Information

On March 25, 1999, First Union and EVEREN announced an agreement to form an asset management joint venture that would combine the Evergreen mutual fund complex with the Mentor Investment Group.

Under the agreement, First Union will contribute its ownership interests in Evergreen and Mentor and receive 95 percent ownership interest in the new venture. EVEREN will contribute its ownership interest in Mentor and receive a 5 percent ownership interest in the new venture.

On April 26, 1999, First Union announced an agreement to acquire EVEREN as part of this acquisition the Mentor Investment Group will be combined with the Evergreen mutual fund complex.

The acquisition is subject to regulatory and other approvals and is expected to be complete in October 1999.

Assuming the acquisition takes place as planned the joint venture announced in March will not occur.

9. Year 2000

Like other investment companies, the Fund could be adversely affected if the computer systems used by the Fund's investment advisor and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Fund's investment advisor is taking steps to address this potential year 2000 problem with respect to the computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund from this problem.

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[LOGO OF AMERICA'S UTILITY FUND                                    BULK RATE
APPEARS HERE]                                                     U.S. POSTAGE
                                                                     PAID
                                                                  Permit No. 19
901 East Byrd Street                                               Hudson, MA
P. O. Box 26501
Richmond, Virginia 23261-6501



                                                                    550577 08/99